SEVENTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT

SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this **"Amendment"**) dated as of November 14, 2005 by and between U.S. FACILITIES, INC., a Delaware corporation (the **"Borrower"**), and COMMERCE BANK/PENNSYLVANIA, N.A., a national banking association (the **"Lender"**).

STATEMENT OF PURPOSE

The Borrower and Lender are parties to that certain Loan and Security Agreement (the **"Initial Loan Agreement"**) dated on May 31, 2000, pursuant to which the Lender extended to Borrower a revolving line of credit in the original principal amount not to exceed Four Million ($4,000,000) Dollars, evidenced by a Line of Credit Note of even date therewith in like amount (the **"Initial Line of Credit Note"**), and a term loan in the principal amount of Two Million ($2,000,000) Dollars, evidenced by a Term Loan Note (the **"Initial Term Loan Note"**), each and all as more particularly set forth therein.

Pursuant to a First Amendment to Asset Based Line of Credit Note dated August 16,2001, Lender amended the Initial Term Loan Note to extend the Maturity Date to July 1, 2002.

Pursuant to the Amendment to Loan Documents dated August 1, 2002 (the **"Amended Loan Agreement"**, and together with the initial Loan Agreement, collectively, the **"Loan Agreement"**), Lender reduced the amount of the Line of Credit to an amount not to exceed One Million Five Hundred Thousand ($1,500,000) Dollars, and Borrower agreed to repay Two Million Five Hundred Thousand *($2,500,000)* Dollars then outstanding on the Line of Credit on a term loan basis (therein referred to as the **"New Term Loan"**), which New Term Loan is evidenced by a New Term Loan Note of even date therewith, in like amount (the **"New Term Loan Note"**, and together with the Initial Line of Credit Note, as amended, and the Initial Term Loan Note, the **"Notes"**; the Notes, all documents, instruments and agreements evidencing and securing the indebtedness under the Initial Loan Agreement, as amended by the Amendment to Loan Documents, the Second Amendment, the Third Amendment, the Fourth Amendment and this Amendment, collectively, the **"Loan Documents"**).

Pursuant to the Second Amendment to Loan and Security Agreement (the **"Second Amendment"**) dated February 14,2003, Borrower requested and Lender granted an increase in the amount of the Line of Credit to an amount not to exceed Two Million Three Hundred Thousand ($2,300,000) Dollars, as evidenced by an Amended and Restated Line of Credit Note of even date therewith.

Pursuant to the Third Amendment to Loan and Security Agreement (the **"Third Amendment"**) dated on or about September 23, 2003, Borrower requested and Lender granted an extension of the Termination Date of the Line of Credit, as evidenced by a Second Amended and Restated Line of Credit Note of even date therewith.

Pursuant to the Fourth Amendment to Loan and Security Agreement (the "**Fourth Amendment**") dated on or about August 1, 2004, Borrower requested and Lender granted an extension of the Termination Date of the Line of Credit, as evidenced by a Third Amended and Restated Line of Credit Note of even date therewith.

Pursuant to the Fifth Amendment to Loan and Security Agreement (the "**Fifth Amendment**") dated on November 30, 2004, Borrower requested and Lender granted an extension of the Termination Date of the Line of Credit, as evidenced by a Fourth Amended and Restated Line of Credit Note of even date therewith.

Pursuant to the Sixth Amendment to Loan and Security Agreement (the "**Fifth Amendment**") dated on August 1, 2005, Borrower requested and Lender granted an extension of the Termination Date of the Line of Credit, as evidenced by a Fifth Amended and Restated Line of Credit Note of even date therewith.

Pursuant to this Amendment, Borrower has requested an extension of, and Lender has agreed to extend, the Termination Date of the Line of Credit, as set forth herein and as evidenced by the Sixth Amended and Restated Line of Credit Note (the "Note") of even date herewith.

All initially capitalized terms used herein shall have the same meanings ascribed thereto in the Initial Loan Agreement as amended.

It is the express intention of the Lender and the Borrower that except as otherwise expressly set forth herein, each and every term, condition and provision of each and all of the Loan Documents, is expressly ratified and confirm in full.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1. Amendments.

(a) Amendment and Restatement of the definition of "Termination Date". Effective as of the date hereof, the definition of "**Termination Date**" in the Loan Agreement is amended and restated in its entirety as follows:

> "**Termination Date**" means: (i) December 1, 2006; or (ii) such earlier date as Borrower shall determine by notice to Bank; or (iii) such other date as Bank and Borrower may, from time to time, mutually determine.

2. Conditions Precedent. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of the following requirements:

   (a) Execution and delivery to Lender of this Amendment;

   (b) Execution and delivery to Lender of the Note;

(c) Execution and delivery to Lender of an Explanation of Waiver of Rights Regarding Confession of Judgment;

(d) Execution and delivery to Lender of the Fourth Acknowledgment of Guaranty of even date herewith by the Guarantors (the "Acknowledgement");

(e) Delivery to Lender of certified copies of resolutions of Borrower's board of directors, authorizing the execution and delivery of this Amendment, the Note and any other document, instrument or agreement executed in relation hereto and the performance of all transactions contemplated hereby and thereby;

(f) Delivery to Lender of certified copies of resolutions of the boards of directors of PRWT Services, Inc. ("PRWT") and Halifax Technical Services, Inc. ("Halifax"), respectively, authorizing the execution and delivery of the Acknowledgment;

(g) Payment to Lender of Bank's Costs incurred hereunder; and

(h) Execution and delivery of such other documents, instruments and agreements as Lender shall reasonably request in connection with the foregoing matters, each in form and substance satisfactory to Lender and its counsel.

3. Ratification. Other than as set forth in **Section** 1 hereof, each and every other term, condition, provisions, covenant, representation and warranty as set forth in the Loan Documents is hereby ratified and confirmed in full as if set forth herein in full.

4. Release of Lender. Borrower hereby releases, relinquishes, discharges and waives any and all claims, demands, actions, causes of actions, suits, debts, costs, dues, sums of money, accounts, covenants, contracts, controversies, agreements, promises, trespasses, damages, judgments, executions, expenses and liabilities whatsoever, known or unknown, at law or in equity, irrespective of whether such arise out of contract, tort, violation of laws or regulations or otherwise, which Borrower (and Borrower's successors, assigns, legal representatives, heirs, executors or administrators) ever had, now have or hereafter can, may or shall have against Lender, or Lender's officers, directors, employees, representatives, agents, trustees, shareholders, partners, members, contractors, advisors, attorneys, subsidiaries, affiliates, predecessors, successors or assigns by reason of any matter, cause or thing whatsoever arising out of, relating to, or in connection with, this Amendment, the Loan Documents or the transactions contemplated hereby or thereby, whether known or unknown as of the date hereof.

5. Indemnification.

(a) Borrower hereby agrees to indemnify and to protect, defend, and hold harmless Lender, its parent, subsidiaries and/or Affiliates and its or their directors, officers, employees, agents, attorneys and shareholders, from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims, or demands, including all reasonable counsel fees incurred in investigating, evaluating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected

with this Amendment, the Note, or the other Loan Documents and any transaction contemplated herein or therein or arising out of the Borrower's businesses, including, but not limited to, claims based upon any act or failure to act by Lender in connection with this Amendment, the Note, or the other Loan Documents and any transaction contemplated herein or therein, except to the extent arising solely out of the gross negligence or willful misconduct of the Lender. If Borrower shall have knowledge of any claim or liability hereby indemnified against, it shall promptly give written notice thereof to Lender. THIS COVENANT SHALL SURVIVE PAYMENT OF THE INDEBTEDNESS AND THE TERMINATION OR SATISFACTION OF THE LOAN DOCUMENTS.

(b) Lender shall promptly give Borrower written notice of all suits or actions instituted against Lender with respect to which Borrower has indemnified Lender, and Borrower shall timely proceed to defend any such suit or action. Lender shall also have the right, at the reasonable expense of Borrower, to participate in or, at Lender's election and at Borrower's expense, assume the defense or prosecution of such suit, action, or proceeding, and in the latter event, Borrower may employ counsel and participate therein. Lender shall have the right to adjust, settle, or compromise any claim, suit, or judgment after notice to Borrower, unless Borrower desires to litigate such claim, defend such suit, or appeal such judgment and simultaneously therewith deposits with Lender additional collateral security sufficient to pay any judgment rendered, with interest, costs, legal fees and expenses, and the right of Lender to indemnification under this Agreement shall extend to any money paid by Lender in settlement or compromise of any such claims, suits, and judgments in good faith, after notice to Borrower.

(c) If any suit, action, or other proceeding is brought by Lender against Borrower, for breach of Borrower's covenant of indemnity herein contained, separate suits may be brought as causes of action accrue, without prejudice or bar to the bringing of subsequent suits on any other cause or causes of action, whether theretofore or thereafter accruing.

6. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. Signature by facsimile shall bind the party thereto.

(b) Headings. Headings and titles to Sections under this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) One Agreement. This Amendment, together with the Loan Agreement (as amended from time-to-time), shall constitute one and the same agreement by and among the parties hereto and thereto and reflects the entire understanding of the parties with respect to the subject matter thereof, as corrected and amended hereby.

(d) Pennsylvania Law. The provisions of this Amendment shall be construed in accordance with the laws of the Commonwealth of Pennsylvania (but not its principles of conflicts of law) with respect to contracts to be executed and performed within the

Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this Seventh Amendment to Loan and Security Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

U.S. FACILITIES, INC.

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James C. Dobrowolski,
President and Chief Executive Officer

COMMERCE BANK/
PENNSYLVANIA, N.A.

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Joseph A. Tammaro,
Regional Vice President